SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2007

                            Stillwater Mining Company
             (Exact name of registrant as specified in its charter)

          Delaware                      1-13053                  81-0480654
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

1321 Discovery Drive, Billings, Montana                             59102
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (406) 373-8700
                                                   --------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On July 2, 2007, Stillwater Mining Company (the "Company") issued a press release regarding the status of the Company's discussions with USW International Union, Local 1, relating to the union contract for the Company's Stillwater Mine which had been due to expire on July 1, 2007. A copy of the press release is attached hereto as Exhibit 99.1

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press release issued on July 2, 2007, by Stillwater Mining Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STILLWATER MINING COMPANY


Dated: July 2, 2007                             By: /s/ John Stark
                                                    Name: John Stark
                                                    Title: Vice President

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                                  EXHIBIT INDEX

Number            Title

99.1              Press release issued on July 2, 2007, by Stillwater Mining
                  Company.